Exhibit 10.2

EXECUTION COPY

TERRA INDUSTRIES INC.

REGISTRATION RIGHTS AGREEMENT

December 13, 2004

The Purchasers set out on Schedule 1 hereto

Ladies and Gentlemen:

Taurus Investments S.A., a corporation organized under the laws of the Grand Duchy of Luxembourg (the “Seller”), proposes to sell to the purchasers listed on Schedule 1 hereto (the “Purchasers”) up to an aggregate of 25,060,725 common shares, without par value (the “Shares”), of Terra Industries Inc., a corporation organized under the laws of Maryland (the “Company”), upon the terms set forth in the Purchase Agreement among the Purchasers and the Seller dated December 13, 2004 (the “Purchase Agreement”). For good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company agrees for the benefit of the Purchasers and the benefit of the holders (including the Purchasers) from time to time of the Shares (each a “Holder” and, collectively, the “Holders”), as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean the date of the sale of the Shares under the Purchase Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Holder” shall have the meaning set forth in the preamble hereto.

“Lazard” shall have the meaning set forth in Section 3(a)(i) hereof.

“Losses” shall have the meaning set forth in Section 5(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the Shares registered under the Shelf Registration Statement.

“NASD Rules” shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

“Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached as Schedule 2 to this Agreement.

“Notice Holder” shall mean, on any date, any Purchaser who holds Registrable Securities and any Holder of Registrable Securities that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Shares covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Purchasers” shall have the meaning set forth in the preamble hereto.

“Registrable Securities” shall mean Shares other than those that have been (i) registered under the Shelf Registration Statement and disposed of in accordance therewith or (ii) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission.

“Shelf Registration Period” shall have the meaning set forth in Section 2(c) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Shares on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Suspension Notice” shall have the meaning specified in Section 3(i)(i) hereof

2. Shelf Registration. (a) The Company shall use its reasonable best efforts to file with the Commission within 10 Business Days after the Closing Date, a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis (and not on an underwritten basis) by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission.

(b) The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Act no later than 90 days after the Closing Date.

(c) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (i) the second anniversary of the Closing Date or (ii) the date upon which there are no Registrable Securities outstanding. The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes any action that would result in Holders of Registrable Securities not being able to offer and sell such Shares at any time during the Shelf Registration Period, unless such action is (x) required by applicable law, including the acquisition or divestiture of assets, or (y) permitted by Section 3(i) hereof.

(d) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(e) Each Holder agrees to deliver a Notice and Questionnaire to the Company at least three Business Days prior to any distribution by it of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five Business Days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling Holder in the Shelf Registration Statement and the related Prospectus and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the

Company shall file a post-effective amendment to the Shelf Registration Statement, use reasonable best efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable, provided, that the Company shall only be obligated to file a supplement or amendment to the Shelf Registration Statement once per calendar quarter to name additional Notice Holders as Selling Security Holders; (ii) provide such Holder with copies of any documents filed pursuant to Section 2(e)(i) above; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(e)(i) above, provided, that if such Notice and Questionnaire is delivered during a period when a Suspension Notice is in effect, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of such period in accordance with Section 3(i) hereof. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling holder in the Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(e) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling Holder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(e).

3. Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.

(a) The Company shall:

(i) furnish to the Lazard Frères & Co. LLC (“Lazard”) and the Purchasers and to counsel for the Notice Holders, not less than five Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Majority Holders reasonably propose; and

(ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b) The Company shall ensure that:

(i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

(ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Company shall advise Lazard and the Notice Holders and confirm such advice by notice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d) The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

(e) The Company shall furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f) During the Shelf Registration Period, the Company shall promptly deliver to each Purchaser, each Notice Holder, and any sales or placement agents acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Shares.

(g) Prior to any offering of Shares pursuant to the Shelf Registration Statement, the Company shall arrange for the qualification of the Shares for sale under the laws of such jurisdictions as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than suits arising out of any offering pursuant to the Shelf Registration Statement in any jurisdiction where it is not then so subject.

(h) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) (i) The Company may at any time furnish to the Notice Holders a certificate signed by its chairman of the board, president, chief executive officer, chief financial officer or general counsel (a “Suspension Notice”) stating that in his or her good faith judgment following consultation with the Company’s outside securities counsel, the filing of an amendment or supplement to the Shelf Registration or a document incorporated by reference therein is necessary in order to ensure that the Shelf Registration conforms in all material respects to the requirements of the Act and does not contain an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Except to the extent required by law, each Notice Holder shall keep confidential and not disclose the fact that it has received a Suspension Notice. The Company agrees that any such Suspension Notice shall provide only that a suspension is in effect and shall not include any material non-public information regarding the cause for the issuance of such Suspension Notice. Upon receipt of a Suspension Notice, each Notice Holder receiving such notice shall immediately cease selling Registrable Securities pursuant to the Shelf Registration and shall discontinue use of any prospectus contained in the Shelf Registration until such Notice Holder has received written notice from the Company pursuant to Section 3(i)(iv) that the Suspension Notice is no longer in effect.

(ii) If at any time prior to the initial filing of a Shelf Registration the Company shall furnish a Suspension Notice to the Notice Holders pursuant to Section 3(i)(i), the Company may postpone the filing (but not the preparation) of the

Shelf Registration for not more than 45 days upon prior notice of such postponement to the Holders; provided, however, that the Company shall not be permitted to postpone registration pursuant to this clause (i)(ii) more than once.

(iii) Following the effectiveness of the Shelf Registration, the Company shall be obligated to deliver to the Notice Holders a Suspension Notice immediately upon discovery by the Company of any condition of the type specified in Section 3(i)(i). The Company shall use commercially reasonably efforts to supplement and amend, if necessary, as promptly as practicable the Shelf Registration such that the Shelf Registration, as amended or supplemented, conforms in all material respects to the requirements of the Securities Act and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be obligated to supplement or amend the Shelf Registration if the board of directors of the Company determines in good faith following consultation with the Company’s outside securities counsel that the Company has pending or in process a material transaction, the disclosure of which would materially and adversely affect the Company or the market for its securities, or the Company has undisclosed material information that the Company has a bona fide business purpose for preserving as confidential and which in each case would be required by the securities laws to be disclosed in the Shelf Registration; provided, further, that (i) the Company shall be entitled to exercise such right pursuant to the foregoing proviso no more than twice in any period of 12 consecutive months and for not more than 90 days in any period of 12 consecutive months and for no more than 45 days in any three-month period and (ii) the Company shall not be entitled to exercise such right during the 60 days following the effective date of the Shelf Registration.

(iv) The Company shall be obligated to promptly notify the Notice Holders in writing once (A) the Shelf Registration has been supplemented or amended, including by the filing of a document incorporated therein by reference, in a manner that has corrected the condition that was the subject of such Suspension Notice or (B) the Suspension Notice is otherwise no longer in effect due to the cessation of the condition that was the subject of such Suspension Notice.

(j) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11 (a) of the Act within the time period contemplated by Rule 158 and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Shares as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the

Shares of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(l) The Company shall:

(i) make reasonably available for inspection by each Holder and any attorney, accountant or other agent retained by such Holder all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries;

(ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by such Holder or any such attorney, accountant or agent in connection with any the Shelf Registration Statement as is customary for similar due diligence examinations; and

(iii) deliver such documents and certificates as may be reasonably requested by the Majority Holders.

(m) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Shares to be covered by the Shelf Registration Statement.

4. Registration Expenses. The Company shall bear all of its expenses incurred in connection with the performance of the Company’s obligations under this Agreement, including, without limitation, filing fees with the Commission and in connection with any state securities and blue sky qualifications, legal and accounting fees and printer costs, and shall not bear any separate expenses of the Purchasers or any Holders in connection with the matters covered by this Agreement, except as provided in Section 5 hereof.

5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder, each Purchaser, the directors, officers, employees, Affiliates and agents of each such Holder or Purchaser and each person who controls any Holder and Purchaser against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification or the Holder or Purchaser with whom such person is affiliated specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

(b) Each Holder of Shares covered by the Shelf Registration Statement (including each Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not a Purchaser in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel for all indemnified parties if the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. The Company shall not be liable under this Section 5 for a settlement of any claim affected without its written prior consent, which shall not be unreasonably withheld.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6. Lock Up. Each Holder will not at any time prior to February 15, 2005, without the Company’s prior written consent, directly or indirectly, sell any Registrable Securities, other than in a sale that is exempt from the registration requirements of the Act. In addition, each Holder will not, prior to January 15, 2005, without the Company’s prior written consent, directly or indirectly, establish a put equivalent position with respect to the Registrable Securities held by such Holder.

7. Representations and Warranties. The Company hereby represents and warrants to the Holders that:

(a) This Agreement constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except insofar as enforcement may be limited by insolvency or similar laws affecting the enforcement of creditors’ rights in general, and except as enforceability may be limited by public policy or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date of this Agreement, the Company meets the registrant eligibility requirements of General Instruction I.A. of Form S-3 under the Securities Act.

(c) The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that conflicts with the provisions hereof or would be inconsistent with the terms hereof.

8. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided, however, that no such amendment, modification, supplement, waiver or consent shall be effective as to any Holder, if the effect thereof on such Holder would be more adverse than the effect on other Holders, without the written consent of such Holder, and no amendment of this proviso shall be effective without the written consent of all Holders.

9. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a) if to a Holder other than a Purchaser, at the most current address given by such holder to the Company in a Notice and Questionnaire;

(b) if to the Purchasers, initially at the addresses set forth in Schedule 1 hereto;

(c) if to Lazard, initially at 30 Rockefeller Plaza, New York, NY 10020, facsimile 212-332-0670; and

(d) if to the Company, initially at:

Terra Industries Inc.

600 Fourth Street

Sioux City, Iowa 51101

Facsimile: 712-233-5586

Attention: General Counsel, with a copy to the

Chief Financial Officer

All such notices and communications shall be deemed to have been duly given when received.

The Purchasers, Lazard or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

10. Remedies. Each Holder will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

11. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder, and any Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

12. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

13. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

15. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Purchasers.

Very truly yours,

Terra Industries Inc.

By
Name: Francis G. Meyer
Title: Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PURCHASER:

By:
Name:
Title:

Schedule 1

Purchasers

Name and Address	Number of Shares

SCHEDULE 2

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of common shares, without par value (the “Registrable Securities”) of Terra Industries Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration of the resale under Rule 415 of the Securities Act of 1933 (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of December 13, 2004 (the “Registration Rights Agreement”), between the Company and the purchasers of the Registrable Securities. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

QUESTIONNAIRE

1.	Information Regarding Selling Securityholder

(a)	Full legal name of Selling Securityholder:

___________________________________________________________________________________________________

(b)	Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

___________________________________________________________________________________________________

(c)	Is the Selling Securityholder an SEC-reporting company? If not, list below the individual or individuals who exercise the voting and/or dispositive power with respect to the Common Shares.

___________________________________________________________________________________________________

___________________________________________________________________________________________________

(d)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

•	Yes.

•	No.
(e)	If your response to Item l(d) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

•	Yes.

•	No.

For purposes of this Item 1(e), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(f)	Full legal name of person through which you hold the Registrable Securities—(i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of broker:_____________________________________________________________________________________

DTC No:___________________________________________________________________________________________

Contact person:______________________________________________________________________________________

Telephone No:_______________________________________________________________________________________

2.	Address for Notices to Selling Securityholder

Mailing Address:_____________________________________________________________________________________

Telephone (including area code):________________________________________________________________________

Fax (including area code):______________________________________________________________________________

Contact person:______________________________________________________________________________________

3.	Beneficial Ownership of Registrable Securities

(a)	Number of Common Shares beneficially owned:

___________________________________________________________________________________________________

(b)	CUSIP No.(s). of such Registrable Securities beneficially owned:

___________________________________________________________________________________________________

4.	Beneficial Ownership of the Company’s Securities by the Selling Securityholder

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3) (“Other Securities”).

(a)	Type and amount of Other Securities beneficially owned by the Selling Securityholder:

___________________________________________________________________________________________________

(b)	CUSIP No(s). of such Other Securities beneficially owned:

___________________________________________________________________________________________________

5.	Relationship with the Company

(a)	Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(b)	If the Selling Securityholder is a registered broker-dealer or an affiliate of a registered broker/dealer (See Items l(d) and l(c)), except as set forth below, (i) neither the undersigned nor any of its affiliates has purchased the Registrable Securities other than in the ordinary course of business, and (ii) at the time of the purchase of the Registrable Securities to be registered, there was no agreement or understanding, written or otherwise, with any person to distribute any such Registrable Securities.

State any exceptions here:

6.	Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through, broker-dealers or agents. If the Registrable Securities are sold through broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions):

•	on any national securities exchange or quotation service on which the Registrable Securities may be

•	listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

•	through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

Instructions for Delivery of Questionnaire

Please return the completed and executed Questionnaire to Terra Industries Inc. at:

Terra Centre

600 Fourth Street

Post Office Box 6000

Sioux City, Iowa 51102-6000

Attention: Investor Relations, with a copy to General Counsel

Fax: (712) 277-7364

Acknowledgments

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules and regulations promulgated thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein (to the extent such information is required by law to be in the Registration Statement) that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth above.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

Once this Notice and Questionnaire is executed by the undersigned and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Please Fill in Name:

By:

Name:
Title:
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